                                                                   EXHIBIT 10.11

                                                                       EXECUTION


                          BEASLEY FM ACQUISITION CORP.
          BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INCORPORATED
               BEASLEY BROADCASTING OF EASTERN PENNSYLVANIA, INC.
                    BEASLEY BROADCASTING OF NEW JERSEY, INC.
                                W & B MEDIA, INC.
                 BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC.
                 BEASLEY BROADCASTING OF COASTAL CAROLINA, INC.
                      BEASLEY-REED ACQUISITION PARTNERSHIP
                               BEASLEY RADIO, INC.
                           C S R A BROADCASTERS, INC.
                          BEASLEY COMMUNICATIONS, INC.
                      BEASLEY BROADCASTING OF AUGUSTA, INC.


             THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

     This THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 7, 2000 and entered into by and among BEASLEY FM ACQUISITION CORP., a Delaware corporation ("FM ACQUISITION CORP."), BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INCORPORATED, a North Carolina corporation ("BEASLEY OF NORTH Carolina"), BEASLEY BROADCASTING OF EASTERN PENNSYLVANIA, INC., a Delaware corporation ("BEASLEY OF PENNSYLVANIA"), BEASLEY BROADCASTING OF NEW JERSEY, INC., a Delaware corporation ("BEASLEY OF NEW JERSEY"), W & B MEDIA, INC., a North Carolina corporation ("W&B"), BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC., a Delaware corporation ("BEASLEY OF FLORIDA"), BEASLEY BROADCASTING OF COASTAL CAROLINA, INC., a Delaware corporation ("BEASLEY OF COASTAL CAROLINA"), BEASLEY-REED ACQUISITION PARTNERSHIP, a Delaware general partnership ("BEASLEY-REED"), BEASLEY RADIO, INC., a Delaware corporation ("BEASLEY RADIO"), C S R A BROADCASTERS, INC., a Georgia corporation ("CSRA"), BEASLEY COMMUNICATIONS, INC., a Delaware corporation ("BEASLEY COMMUNICATIONS") and BEASLEY BROADCASTING OF AUGUSTA, INC., a Delaware corporation ("BEASLEY OF AUGUSTA"); each of FM Acquisition Corp., Beasley of North Carolina, Beasley of Pennsylvania, Beasley of New Jersey, W&B, Beasley of Florida, Beasley of Coastal Carolina, Beasley-Reed, Beasley Radio, CSRA, Beasley Communications and Beasley of Augusta are a "BORROWER" and collectively, the "BORROWERS"), on a joint and several basis, the financial institutions listed on the signature pages hereof ("LENDERS"), the CREDIT SUPPORT PARTIES (as defined in Section 4 hereof) listed on the signature pages hereof and BANK OF MONTREAL, CHICAGO BRANCH ("BANK OF MONTREAL"), as agent for Lenders (in such capacity, "AGENT"), and is made with reference to that certain Credit Agreement dated as of March 30, 1998, as amended by that certain First Amendment to Credit Agreement dated as of August 11, 1999 and that certain Second Amendment and Limited Consent to Credit Agreement (the "SECOND AMENDMENT") dated as of December 30, 1999 (as amended, supplemented or otherwise modified to the date hereof, the "CREDIT AGREEMENT"), by and among Borrowers, certain Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

              WHEREAS, Borrowers desire to waive compliance with the provisions of subsection 6.9 of the Credit Agreement until March 15, 2000 and to amend the Credit Agreement to make certain amendments thereto, in each case on the terms set forth herein.

              NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.    AMENDMENT TO THE CREDIT AGREEMENT

              Subsection 7.7 of the Credit Agreement is hereby amended by deleting subdivision (vii) thereof in its entirety and substituting therefor the following:

              "(vii) At any time after the First Amendment Effective Date, Borrowers and their respective Subsidiaries may sell or otherwise transfer the Transferred Tower Sites to BFT; provided that (a) the consideration for such sale or transfer shall consist of a promissory note or notes in an aggregate principal amount of not less than $2,800,000, which shall have a final maturity of not more than 20 years from the date of issuance thereof, shall provide for monthly cash interest at a per annum rate of not less than 6.0%, and shall provide for monthly repayments of principal such that the amount of each monthly installment of principal and interest through and including the last such installment shall be equal to each other such installment, (b) those Borrowers which are transferors of such Transferred Tower Sites (collectively, the "TRANSFEROR BORROWERS") shall, concurrently with such sale or transfer, enter into lease contracts with BFT for such Transferred Tower Sites, which contracts shall be in form and substance reasonably satisfactory to Agent, and (c) in any event, in any month following such transfer the aggregate of all lease payments for such Transferred Tower Sites made in such month by Transferor Borrowers shall not exceed the amount of the installment of principal and interest paid during such month in cash to Borrowers pursuant to the promissory note or notes referred to in the preceding clause (a); and"

SECTION 2.    LIMITED WAIVER

              Lenders hereby waive compliance with the provisions of subsection
6.9 of the Credit Agreement requiring Borrowers to maintain in effect one or more Interest Rate Agreements with respect to the Loans, in an aggregate notional principal amount at any time of not less than an amount equal to 50% of the then outstanding principal balance of the Loans; provided, that Borrowers shall comply with all such provisions of subsection 6.9 of the Credit Agreement on or before March 15, 2000.

SECTION 3.    BORROWERS' REPRESENTATIONS AND WARRANTIES

              In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

        A. POWER AND AUTHORITY. Each Credit Party is a corporation, limited liability company, partnership or limited partnership validly existing and in good standing under the laws of its state of organization. Each Credit Party has all requisite corporate, partnership or limited partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT").

        B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate, partnership or limited partnership action on the part of each Credit Party.

        C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Credit Party, the Certificate or Articles of Incorporation, Certificate of Limited Partnership, Partnership Agreement or Bylaws of any Credit Party or any order, judgment or decree of any court or other agency of government binding on any Credit Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf and for the ratable benefit of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Credit Party.

        D. GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body including, without limitation, the FCC, except for filings required in connection with the perfection of the security interests or the exercise of the rights granted pursuant to the Security Documents and filings required with the FCC in connection with the Acquisitions contemplated by the Permitted Acquisition Documents and the filing of this Amendment and related documents with the FCC.

        E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Party which is a party thereto and are the legally valid and binding obligations of each such Credit Party, enforceable against each such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

        F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        G. ABSENCE OF DEFAULT. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.    ACKNOWLEDGMENT AND CONSENT

              Each of the Borrowers and each of the Persons indicated as (i) Subsidiary Guarantors or (ii) Subordinated Creditors on the signature pages hereof (each individually a "CREDIT SUPPORT PARTY" and collectively, the "CREDIT SUPPORT PARTIES") hereby acknowledges and agrees that each Loan Document and Related Agreement to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment and the transactions contemplated hereby.

SECTION 5.    MISCELLANEOUS

        A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

              (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof'", "herein" or words of like import referring to the Credit Agreement, and each reference in the other applicable Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

              (ii) Except as specifically waived or amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              (iii) Without limiting the generality of the provisions of Section
        10.6 of the Credit Agreement, the waiver and the amendment set forth in Sections 1 and 2 shall be limited precisely as written, and nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by Borrowers with respect to (i) subsection
        6.9 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any of the Loan Documents, or (b) prejudice or operate as a waiver of any right, power or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the other Loan Documents.

        B. FEES AND EXPENSES. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers, jointly and severally.

        C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        D.    APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower, each Credit Support Party, Requisite Lenders and receipt by Borrowers and Agent of written or telephonic notification of such execution and authorization of delivery thereof (the "THIRD AMENDMENT EFFECTIVE DATE").

                  [Remainder of page intentionally left blank]

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

        BORROWERS:                    BEASLEY FM ACQUISITION CORP.

                                      By:  /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:   B. Caroline Beasley
                                         Title:  Secretary

                                      BEASLEY BROADCASTING OF EASTERN NORTH
                                       CAROLINA, INCORPORATED

                                      By:   /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:   B. Caroline Beasley
                                         Title:  Assistant Secretary

                                      BEASLEY BROADCASTING OF EASTERN
                                       PENNSYLVANIA, INC.

                                      By:   /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:   B. Caroline Beasley
                                         Title:  Secretary

                                      BEASLEY BROADCASTING OF NEW JERSEY, INC.

                                      By:   /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:   B. Caroline Beasley
                                         Title:  Secretary

                                      W & B MEDIA, INC.

                                      By:    /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:   B. Caroline Beasley
                                         Title:  Secretary

                                      BEASLEY BROADCASTING OF SOUTHWEST
                                       FLORIDA, INC.

                                      By:    /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:   B. Caroline Beasley
                                         Title:  Secretary

                                      BEASLEY BROADCASTING OF COASTAL
                                       CAROLINA, INC.

                                      By:    /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:   B. Caroline Beasley
                                         Title:  Secretary

                                      BEASLEY-REED ACQUISITION PARTNERSHIP

                                      By: BEASLEY FM ACQUISITION CORP.,
                                          its general partner


                                      By:    /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:   B. Caroline Beasley
                                         Title:  Secretary

                                      BEASLEY RADIO, INC.

                                      By: /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:  B. Caroline Beasley
                                         Title: Secretary

                                      C S R A BROADCASTERS, INC.

                                      By: /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:  B. Caroline Beasley
                                         Title: Secretary

                                      BEASLEY BROADCASTING OF AUGUSTA, INC.

                                      By: /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:  B. Caroline Beasley
                                         Title: Secretary

                                      BEASLEY COMMUNICATIONS, INC.

                                      By: /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:  B. Caroline Beasley
                                         Title: Secretary

SUBSIDIARY GUARANTORS:

                                      WXTU LICENSE LIMITED PARTNERSHIP
                                      WPOW LICENSE LIMITED PARTNERSHIP
                                      WRXK LICENSE LIMITED PARTNERSHIP
                                      WEWO LICENSE LIMITED PARTNERSHIP
                                      WFLB LICENSE LIMITED PARTNERSHIP
                                      WDAS LICENSE LIMITED PARTNERSHIP
                                      WKIS LICENSE LIMITED PARTNERSHIP
                                      WIKS LICENSE LIMITED PARTNERSHIP
                                      WMGV LICENSE LIMITED PARTNERSHIP
                                      WXNR LICENSE LIMITED PARTNERSHIP
                                      WAZZ LICENSE LIMITED PARTNERSHIP
                                      WJBX LICENSE LIMITED PARTNERSHIP

                                      By:  BEASLEY FM ACQUISITION CORP.,
                                           the general partner of each of
                                           the foregoing

                                      By: /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:  B. Caroline Beasley
                                         Title: Secretary

                                      WTMR LICENSE LIMITED PARTNERSHIP

                                      By:  BEASLEY BROADCASTING OF NEW JERSEY,
                                           INC., its general partner
                                      By: /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name:  B. Caroline Beasley
                                         Title: Secretary

                                      WNCT LICENSE LIMITED PARTNERSHIP

                                      By: BEASLEY BROADCASTING OF COASTAL
                                          CAROLINA, INC.,
                                          its general partner

                                          By:  /s/ CAROLINE BEASLEY
                                             --------------------------------
                                              Name:  B. Caroline Beasley
                                              Title: Secretary

                                      WKML LICENSE LIMITED PARTNERSHIP

                                      By: BEASLEY BROADCASTING OF EASTERN
                                          NORTH CAROLINA, INCORPORATED,
                                          its general partner

                                          By:  /s/ CAROLINE BEASLEY
                                             --------------------------------
                                              Name:  B. Caroline Beasley
                                              Title: Secretary

                                      WWDB LICENSE LIMITED PARTNERSHIP

                                      By: BEASLEY BROADCASTING OF EASTERN
                                          PENNSYLVANIA, INC.,
                                          its general partner

                                          By:  /s/ CAROLINE BEASLEY
                                             --------------------------------
                                              Name:  B. Caroline Beasley
                                              Title: Secretary

                                      WXKB LICENSE LIMITED PARTNERSHIP

                                      By: BEASLEY BROADCASTING OF SOUTHWEST
                                          FLORIDA, INC.,
                                          its general partner

                                          By: /s/ CAROLINE BEASLEY
                                             --------------------------------
                                              Name:  B. Caroline Beasley
                                              Title: Secretary

                                      WSFL LICENSE LIMITED PARTNERSHIP

                                      By: W & B MEDIA, INC.,
                                          its general partner

                                          By: /s/ CAROLINE BEASLEY
                                             --------------------------------
                                              Name:  B. Caroline Beasley
                                              Title: Secretary

                                      WQAM LICENSE LIMITED PARTNERSHIP

                                      By: BEASLEY-REED ACQUISITION
                                          PARTNERSHIP,
                                          its general partner

                                          By: BEASLEY FM ACQUISITION CORP.,
                                              its general partner

                                          By: /s/ CAROLINE BEASLEY
                                              -------------------------------
                                              Name:  B. Caroline Beasley
                                              Title: Secretary

SUBORDINATED CREDITORS:

                                      BEASLEY BROADCASTING OF PHILADELPHIA,
                                      INC.

                                      By: /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name: B. Caroline Beasley
                                         Title: Secretary

                                      BEASLEY-REED BROADCASTING OF MIAMI, INC.

                                      By: /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name: B. Caroline Beasley
                                         Title: Secretary

                                      BEASLEY BROADCASTING MANAGEMENT
                                      CORPORATION

                                      By: /s/ CAROLINE BEASLEY
                                         ------------------------------------
                                         Name: B. Caroline Beasley
                                         Title: Secretary

                                      GEORGE BEASLEY,
                                      an individual

                                         /s/ GEORGE BEASLEY
                                         ------------------------------------
                                         George Beasley

LENDERS:                              BANK OF MONTREAL, CHICAGO BRANCH,
                                      individually and as Agent

                                      By: /s/ JULIET BARNES
                                         ------------------------------------
                                         Name: Juliet Barnes
                                         Title: Director

                                      FLEET NATIONAL BANK

                                      By: /s/   GARRET KOMJATHY
                                         ------------------------------------
                                         Name:  Garret Komjathy
                                         Title: Vice President

                                      KEY CORPORATE CAPITAL INC.

                                      By: /s/   ELLEN M. HOFFMAN
                                         ------------------------------------
                                         Name:  Ellen M. Hoffman
                                         Title: Vice President

                                      BANK OF AMERICA, N.A.

                                      By: /s/ TODD SHIPLEY
                                         ------------------------------------
                                         Name:  Todd Shipley
                                         Title: Managing Director

                                      PARIBAS

                                      By: /s/   GUILLAUME PLASSARD
                                         ------------------------------------
                                         Name:  Guillaume Plassard
                                         Title: Assistant Vice President


                                      By: /s/   JEFFREY YOULE
                                         ------------------------------------
                                         Name:  Jeffrey Youle
                                         Title: Managing Director

                                      THE BANK OF NEW YORK

                                      By:  /s/  CYNTHIA L. ROGERS
                                         ------------------------------------
                                         Name:  Cynthia L. Rogers
                                         Title: Vice President

                                      UNION BANK OF CALIFORNIA

                                      By: /s/ PETER C. CONNOY
                                         ------------------------------------
                                         Name: Peter C. Connoy
                                         Title: Vice President